                                                                     EXHIBIT 3.6

                              AMENDED & RESTATED

                                    BYLAWS

                                      OF

                               GLOBALSCAPE, INC.
                       (Effective as of August 30, 2000)

                               TABLE OF CONTENTS

ARTICLE I

     OFFICES
     -------
     Section 1.  Registered Office.......................................  1
                 -----------------
     Section 2.  Other Offices...........................................  1
                 -------------

ARTICLE II

     STOCKHOLDERS
     ------------
     Section 1.  Place of Meetings.......................................  1
                 -----------------
     Section 2.  Annual Meeting..........................................  1
                 --------------
     Section 3.  List of Stockholders....................................  1
                 --------------------
     Section 4.  Special Meetings........................................  2
                 ----------------
     Section 5.  Notice..................................................  2
                 ------
     Section 6.  Quorum..................................................  2
                 ------
     Section 7.  Voting..................................................  2
                 ------
     Section 8.  Method of Voting........................................  2
                 ----------------
     Section 9.  Record Date.............................................  3
                 -----------
     Section 10. Action by Consent.......................................  3
                 -----------------

ARTICLE III

     BOARD OF DIRECTORS
     ------------------
     Section 1.  Management..............................................  3
                 ----------
     Section 2.  Qualification; Election; Term...........................  3
                 -----------------------------
     Section 3.  Number; Election; Term; Qualification...................  4
                 -------------------------------------
     Section 4.  Changes in Number.......................................  4
                 -----------------
     Section 5.  Removal.................................................  4
                 -------
     Section 6.  Vacancies...............................................  5
                 ---------
     Section 7.  Place of Meetings.......................................  5
                 -----------------
     Section 8.  Annual Meeting..........................................  5
                 --------------
     Section 9.  Regular Meetings........................................  5
                 ----------------
     Section 10. Special Meetings........................................  5
                 ----------------
     Section 11. Quorum..................................................  5
                 ------
     Section 12. Interested Directors....................................  5
                 --------------------
     Section 13. Committees..............................................  6
                 ----------
     Section 14. Action by Consent.......................................  6
                 -----------------
     Section 15. Compensation of Directors...............................  6
                 -------------------------


ARTICLE IV

     NOTICE
     ------
     Section 1.  Form of Notice..........................................  6
                 --------------
     Section 2.  Waiver..................................................  7
                 ------

ARTICLE V

     OFFICERS AND AGENTS
     -------------------
     Section 1.  In General..............................................  8
                 ----------
     Section 2.  Election................................................  8
                 --------
     Section 3.  Other Officers and Agents...............................  8
                 -------------------------
     Section 4.  Compensation............................................  8
                 ------------
     Section 5.  Term of Office and Removal..............................  8
                 --------------------------
     Section 6.  Employment and Other Contracts..........................  8
                 ------------------------------
     Section 7.  Chairman of the Board of Directors......................  8
                 ----------------------------------
     Section 8.  President...............................................  9
                 ---------
     Section 9.  Vice Presidents.........................................  9
                 ---------------
     Section 10. Secretary...............................................  9
                 ---------
     Section 11. Assistant Secretaries...................................  9
                 ---------------------
     Section 12. Treasurer...............................................  9
                 ---------
     Section 13. Assistant Treasurers.................................... 10
                 --------------------
     Section 14. Bonding................................................. 10
                 -------

ARTICLE VI

     CERTIFICATES REPRESENTING SHARES
     --------------------------------
     Section 1.  Form of Certificates.................................... 10
                 --------------------
     Section 2.  Lost Certificates....................................... 10
                 -----------------
     Section 3.  Transfer of Shares...................................... 11
                 ------------------
     Section 4.  Registered Stockholders................................. 11
                 -----------------------

ARTICLE VIII

     GENERAL PROVISIONS
     ------------------
     Section 1.  Dividends............................................... 12
                 ---------
     Section 2.  Reserves................................................ 13
                 --------
     Section 3.  Telephone and Similar Meetings.......................... 13
                 ------------------------------
     Section 4.  Books and Records....................................... 13
                 -----------------
     Section 5.  Fiscal Year............................................. 13
                 -----------
     Section 6.  Seal.................................................... 13
                 ----
     Section 7.  Advances of Expenses.................................... 13
                 --------------------
     Section 8.  Indemnification......................................... 14
                 ---------------
     Section 9.  Insurance............................................... 14
                 ---------
     Section 10. Resignation............................................. 14
                 -----------

     Section 11. Amendment of Bylaws..................................... 14
                 -------------------
     Section 12. Invalid Provisions...................................... 14
                 ------------------
     Section 13. Relation to the Certificate of Incorporation............ 14
                 --------------------------------------------

                              AMENDED & RESTATED

                                    BYLAWS

                                      OF

                               GLOBALSCAPE, INC.


                                   ARTICLE I

                                    OFFICES
                                    -------

     Section 1.  Registered Office.  The registered office and registered agent
     ---------   -----------------
of GlobalSCAPE, Inc. (the "Corporation") will be as from time to time set forth in the Corporation's Certificate of Incorporation or in any certificate filed with the Secretary of State of the State of Delaware, and the appropriate county Recorder or Recorders, as the case may be, to amend such information.

     Section 2.  Other Offices.  The Corporation may also have offices at such
     ---------   -------------
other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                                 STOCKHOLDERS
                                 ------------

     Section 1.  Place of Meetings.  All meetings of the stockholders for the
     ---------   -----------------
election of Directors will be held at such place, within or without the State of Delaware, as may be fixed from time to time by the Board of Directors. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as may be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.  Annual Meeting.  An annual meeting of the stockholders will be
     ---------   --------------
held at such time as may be determined by the Board of Directors, at which meeting the stockholders will elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

     Section 3.  List of Stockholders.  At least ten days before each meeting of
     ---------   --------------------
stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, with the address of and the number of voting shares registered in the name of each, will be prepared by the officer or agent having charge of the stock transfer books. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or if not so specified at the place where the meeting is to be held. Such list will be produced and kept open at the time and place of the meeting during the whole time thereof, and will be subject to the inspection of any stockholder who may be present.

     Section 4.  Special Meetings.  Special meetings of the stockholders, for
     ---------   ----------------
any purpose or purposes, unless otherwise prescribed by law, the Certificate of Incorporation or these Bylaws, may be called by the Chairman of the Board, the President or the Board of Directors. Business transacted at all special meetings will be confined to the purposes stated in the notice of the meeting unless all stockholders entitled to vote are present and consent.

     Section 5.  Notice.  Written or printed notice stating the place, day and
     ---------   ------
hour of any meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, will be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the officer or person calling the meeting, to each stockholder of record entitled to vote at the meeting. If mailed, such notice will be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

     Section 6.  Quorum.  At all meetings of the stockholders, the presence in
     ---------   ------
person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote will be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, the Certificate of Incorporation or these Bylaws. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, will have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

     Section 7.  Voting.  When a quorum is present at any meeting of the
     ---------   ------
Corporation's stockholders, the vote of the holders of a majority of the shares present entitled to vote on, and voted for or against, any matter will decide any questions brought before such meeting, unless the question is one upon which, by express provision of law, the Certificate of Incorporation or these Bylaws, a different vote is required, in which case such express provision will govern and control the decision of such question. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section 8.  Method of Voting.  Each outstanding share of the Corporation's
     ---------   ----------------
capital stock, regardless of class, will be entitled to one vote on each matter submitted to a vote at a meeting of stockholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Certificate of Incorporation, as amended from time to time. At any meeting of the stockholders, every stockholder having the right to vote will be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to such meeting, unless such instrument provides for a longer period. Each proxy will be revocable unless expressly provided therein to be irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally. Such proxy will be filed with the Secretary of the Corporation prior to or at the time of the meeting. Voting on any question or in any election, other than for directors, may be by voice vote or show of hands unless the presiding officer orders, or any stockholder demands, that voting be by written ballot.

     Section 9.  Record Date.  The Board of Directors may fix in advance a
     ---------   -----------
record date for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, which record date will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date will not be less than ten nor more than sixty days prior to such meeting. In the absence of any action by the Board of Directors, the close of business on the date next preceding the day on which the notice is given will be the record date, or, if notice is waived, the close of business on the day next preceding the day on which the meeting is held will be the record date.

     Section 10. Action by Consent.  Any action required or permitted by law,
     ----------  -----------------
the Certificate of Incorporation or these Bylaws to be taken at a meeting of the stockholders of the Corporation may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and will be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the minute book.

                                  ARTICLE III

                              BOARD OF DIRECTORS
                              ------------------

     Section 1.  Management.  The business and affairs of the Corporation will
     ---------   ----------
be managed by or under the direction of its Board of Directors who may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

     Section 2.  Qualification; Election; Term.  None of the Directors need be a
     ---------   -----------------------------
stockholder of the Corporation or a resident of the State of Delaware. The Directors will be elected by written ballot, by plurality vote at the annual meeting of the stockholders, except as hereinafter provided, and each Director elected will hold office until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

     Section 3.  Number; Election; Term; Qualification.  The number of Directors
     ---------   -------------------------------------
which shall constitute the Board of Directors shall be not less than one. The first Board of Directors shall consist of the number of Directors named in the Certificate of Incorporation. Thereafter, the number of Directors which shall constitute the entire Board of Directors shall be determined by resolution of the Board of Directors at any meeting thereof, but shall never be less than one. The Board of Directors of the Corporation shall be divided into three classes which shall be as nearly equal in number as is possible. At the first election of Directors to such classified Board of Directors, each Class I Director shall be elected to serve until the next ensuing annual meeting of stockholders, each Class II Director shall be elected to serve until the second ensuing annual meeting of stockholders, each Class III Director shall be elected to serve until the third ensuing annual meeting of stockholders. At each annual meeting of stockholders following the meeting at which the Board of Directors is initially classified, the number of Directors equal to the number of the class whose term expires at the time of such meeting shall be elected to serve until the third ensuing annual meeting of stockholders. At each annual meeting of stockholders, Directors shall be elected to hold office until their successors are elected and qualified or until their earlier resignation, removal from office or death. No Director need be a stockholder, a resident of the State of Delaware, or a citizen of the United States.

     Section 4.  Changes in Number.  In the event of any change in the
     ---------   -----------------
authorized number of Directors, the number of Directors in each class shall be adjusted so that thereafter each of the three classes shall be composed, as nearly as may be possible, of one-third of the authorized number of Directors; provided that any change in the authorized number of Directors shall not increase or shorten the term of any Director, and any decrease shall become effective only as and when the term or terms of office of the class or classes of Directors affected thereby shall expire, or a vacancy or vacancies in such class or classes shall occur. Any directorship to be filled by reason of an increase in the number of Directors may be filled by (i) the stockholders at any annual or special meeting of stockholders called for that purpose or (ii) the Board of Directors for a term of office continuing only until the next election of one or more Directors by the stockholders. Notwithstanding the foregoing, whenever the holders of any class or series of shares are entitled to elect one or more Directors by the provisions of the Certificate of Incorporation, any newly created directorship(s) of such class or series to be filled by reason of an increase in the number of such Directors may be filled by the affirmative vote of a majority of the Directors elected by such class or series then in office or by a sole remaining Director so elected or by the vote of the holders of the outstanding shares of such class or series, and such directorship(s) shall not in any case be filled by the vote of the remaining Directors or by the holders of the outstanding shares of the Corporation as a whole unless otherwise provided in the Certificate of Incorporation.

     Section 5.  Removal.  Any Director may be removed either for or without
     ---------   -------
cause, at any special meeting of stockholders by the affirmative vote of a majority in number of shares of the stockholders present in person or represented by proxy at such meeting and entitled to vote for the election of such Director; provided that notice of the intention to act upon such matter has been given in the notice calling such meeting.

     Section 6.  Vacancies.  Vacancies occurring in the Board of Directors
     ---------   ---------
caused by death, resignation, retirement, disqualification or removal from office of any Directors or otherwise, may be filled by the vote of a majority of the Directors then in office, though less than a quorum, or a successor or successors may be chosen at a special meeting of the stockholders called for that purpose, and each successor Director so chosen will hold office until the next election of the class for which such Director has been chosen or until whichever of the following occurs first: his successor is elected and qualified, his resignation, his removal from office by the stockholders or his death.

     Section 7.  Place of Meetings.  Meetings of the Board of Directors, regular
     ---------   -----------------
or special, may be held at such place within or without the State of Delaware as may be fixed from time to time by the Board of Directors.

     Section 8.  Annual Meeting.  The first meeting of each newly elected Board
     ---------   --------------
of Directors will be held without further notice immediately following the annual meeting of stockholders and at the same place, unless by unanimous consent, the Directors then elected and serving change such time or place.

     Section 9.  Regular Meetings.  Regular meetings of the Board of Directors
     ---------   ----------------
may be held without notice at such time and place as is from time to time determined by resolution of the Board of Directors.

     Section 10.  Special Meetings.  Special meetings of the Board of Directors
     ----------   ----------------
may be called by the Chairman of the Board or the President on oral or written notice to each Director, given either personally, by telephone, by facsimile or by mail, delivered not less than twenty-four hours in advance of the meeting; special meetings will be called by the Chairman of the Board, President or Secretary in like manner and on like notice on the written request of at least two Directors. The purpose or purposes of any special meeting will be specified in the notice relating thereto.

     Section 11. Quorum.  At all meetings of the Board of Directors the presence
     ----------  ------
of a majority of the number of Directors fixed by these Bylaws will be necessary and sufficient to constitute a quorum for the transaction of business, and the affirmative vote of at least a majority of the Directors present at any meeting at which there is a quorum will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board of Directors, the Directors present thereat may adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum is present.

     Section 12. Interested Directors.  No contract or transaction between the
     ----------  --------------------
Corporation and one or more of its Directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of the Corporation's Directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the Director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum, (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

     Section 13. Committees.  The Board of Directors may, by resolution passed
     ----------  ----------
by a majority of the entire Board, designate committees, each committee to consist of two or more Directors of the Corporation, which committees will have such power and authority and will perform such functions as may be provided in such resolution. Such committee or committees will have such name or names as may be designated by the Board and will keep regular minutes of their proceedings and report the same to the Board of Directors when required.

     Section 14. Action by Consent.  Any action required or permitted to be
     ----------  -----------------
taken at any meeting of the Board of Directors or any committee of the Board of Directors may be taken without such a meeting if a consent or consents in writing, setting forth the action so taken, is signed by all the members of the Board of Directors or such committee, as the case may be.

     Section 15. Compensation of Directors.  Directors will receive such
     ----------  -------------------------
compensation for their services and reimbursement for their expenses as the Board of Directors, by resolution, may establish; provided that nothing herein contained will be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE IV

                                    NOTICE
                                    ------

     Section 1.  Form of Notice.  Whenever by law, the Certificate of
     ---------   --------------
Incorporation or of these Bylaws, notice is to be given to any Director or stockholder, and no provision is made as to how such notice will be given, such notice may be given in writing, by mail, postage prepaid, addressed to such Director or stockholder at such address as appears on the books of the Corporation. Any notice required or permitted to be given by mail will be deemed to be given at the time the same is deposited in the United States mails.

     Section 2.  Waiver.  Whenever any notice is required to be given to any
     ---------   ------
stockholder or Director of the Corporation as required by law, the Certificate of Incorporation or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated in such notice, will be equivalent to the giving of such notice. Attendance of a stockholder or Director at a meeting will constitute a waiver of notice of such meeting, except where such stockholder or Director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

                                   ARTICLE V

                              OFFICERS AND AGENTS
                              -------------------

     Section 1.  In General.  The officers of the Corporation will be elected by
     ---------   ----------
the Board of Directors and will be a President, a Vice President, a Secretary and a Treasurer. The Board of Directors may also elect a Chairman of the Board, additional Vice Presidents, Assistant Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers. Any two or more offices may be held by the same person.

     Section 2.  Election.  The Board of Directors, at its first meeting after
     ---------   --------
each annual meeting of stockholders, will elect the officers, none of whom need be a member of the Board of Directors.

     Section 3.  Other Officers and Agents.  The Board of Directors may also
     ---------   -------------------------
elect and appoint such other officers and agents as it deems necessary, who will be elected and appointed for such terms and will exercise such powers and perform such duties as may be determined from time to time by the Board.

     Section 4.  Compensation.  The compensation of all officers and agents of
     ---------   ------------
the Corporation will be fixed by the Board of Directors or any committee of the Board, if so authorized by the Board.

     Section 5.  Term of Office and Removal.  Each officer of the Corporation
     ---------   --------------------------
will hold office until his death, his resignation or removal from office, or the election and qualification of his successor, whichever occurs first. Any officer or agent elected or appointed by the Board of Directors may be removed at any time, for or without cause, by the affirmative vote of a majority of the entire Board of Directors, but such removal will not prejudice the contract rights, if any, of the person so removed. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

     Section 6.  Employment and Other Contracts.  The Board of Directors may
     ---------   ------------------------------
authorize any officer or officers or agent or agents to enter into any contract or execute and deliver any instrument in the name or on behalf of the Corporation, and such authority may be general or confined to specific instances. The Board of Directors may, when it believes the interest of the Corporation will best be served thereby, authorize executive employment contracts that will have terms no longer than ten years and contain such other terms and conditions as the Board of Directors deems appropriate. Nothing herein will limit the authority of the Board of Directors to authorize employment contracts for shorter terms.

     Section 7.  Chairman of the Board of Directors.  If the Board of Directors
     ---------   ----------------------------------
has elected a Chairman of the Board, he will preside at all meetings of the stockholders and the Board of Directors. Except where by law the signature of the President is required, the Chairman will have the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman will exercise the powers and perform the duties of the President.

     Section 8.  President.  The President will be the chief executive officer
     ---------   ---------
of the Corporation and, subject to the control of the Board of Directors, will supervise and control all of the business and affairs of the Corporation. He will, in the absence of the Chairman of the Board, preside at all meetings of the stockholders and the Board of Directors. The President will have all powers and perform all duties incident to the office of President and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe.

     Section 9.  Vice Presidents.  Each Vice President will have the usual and
     ---------   ---------------
customary powers and perform the usual and customary duties incident to the office of Vice President, and will have such other powers and perform such other duties as the Board of Directors or any committee thereof may from time to time prescribe or as the President may from time to time delegate to him. In the absence or disability of the President and the Chairman of the Board, a Vice President designated by the Board of Directors, or in the absence of such designation the Vice Presidents in the order of their seniority in office, will exercise the powers and perform the duties of the President.

     Section 10. Secretary.  The Secretary will attend all meetings of the
     ----------  ---------
stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose. The Secretary will perform like duties for the Board of Directors and committees thereof when required. The Secretary will give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors. The Secretary will keep in safe custody the seal of the Corporation. The Secretary will be under the supervision of the President. The Secretary will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

     Section 11. Assistant Secretaries.  The Assistant Secretaries in the order
     ----------  ---------------------
of their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Secretary, exercise the powers and perform the duties of the Secretary. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

     Section 12. Treasurer.  The Treasurer will have responsibility for the
     ----------  ---------
receipt and disbursement of all corporate funds and securities, will keep full and accurate accounts of such receipts and disbursements, and will deposit or cause to be deposited all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer will render to the Directors whenever they may require it an account of the operating results and financial condition of the Corporation, and will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to him.

     Section 13. Assistant Treasurers.  The Assistant Treasurers in the order of
     ----------  --------------------
their seniority in office, unless otherwise determined by the Board of Directors, will, in the absence or disability of the Treasurer, exercise the powers and perform the duties of the Treasurer. They will have such other powers and perform such other duties as the Board of Directors may from time to time prescribe or as the President may from time to time delegate to them.

     Section 14. Bonding.  The Corporation may secure a bond to protect the
     ----------  -------
Corporation from loss in the event of defalcation by any of the officers, which bond may be in such form and amount and with such surety as the Board of Directors may deem appropriate.

                                  ARTICLE VI

                       CERTIFICATES REPRESENTING SHARES
                       --------------------------------

     Section 1.  Form of Certificates.  Certificates, in such form as may be
     ---------   --------------------
determined by the Board of Directors, representing shares to which stockholders are entitled will be delivered to each stockholder. Such certificates will be consecutively numbered and will be entered in the stock book of the Corporation as they are issued. Each certificate will state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. They will be signed by the President or a Vice President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates, ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation.

     Section 2.  Lost Certificates.  The Board of Directors may direct that a
     ---------   -----------------
new certificate be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost or destroyed certificate, or his legal representative, to advertise the same in such manner as it may require and/or to give the Corporation a bond, in such form, in such sum, and with such surety or sureties as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed. When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after such holder has notice of it, and the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer of a new certificate.

     Section 3.  Transfer of Shares.  Shares of stock will be transferable only
     ---------   ------------------
on the books of the Corporation by the holder thereof in person or by such holder's duly authorized attorney. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it will be the duty of the Corporation or the transfer agent of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 4.  Registered Stockholders.  The Corporation will be entitled to
     ---------   -----------------------
treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, will not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it has express or other notice thereof, except as otherwise provided by law.

                                  ARTICLE VII

                             TRANSFER RESTRICTIONS
                             ---------------------

     Section 1.  Stock Transfer Restrictions.   No shares of the Corporation's
                 ---------------------------
common stock may be sold or transferred until the period ending 180 days after such time as the Corporation: (i) closes an initial public offering of its stock and (ii) the Corporation's shares of common stock are listed and registered on a national securities exchange or the Corporation causes its shares of common stock to be quoted on the automatic quotation system of a national securities association; except transfers of such shares are permitted
                                 ------
in the following instances:

     a.   transfers to the Corporation;

     b.   transfers to existing Corporation stockholders;

     c.   transfers by gift, bequest or operation of the laws of descent;

     d. transfers to another entity pursuant to the merger, consolidation, stock-for-stock exchange or similar transaction involving the Corporation;

     e. transfers by the stockholder to members of his or her immediate family, trusts for the benefit of such immediate family members and partnerships in which such immediate family members are the only partners;

     f. transfers by a partnership to its partners, provided that the common stock in the hands of the transferee remains subject to the same restrictions on transfer as they were when held by the transferor;

     g.   transfers which would be exempt from the registration requirements of
          Section 5 of the Securities Act by virtue of the exemption provided by
          Section 4(2) of the Securities Act if the transferor were the issuer of common stock, provided that the transferee is an "accredited
                           -------------
          investor" within the meaning of Rule 501(a) under the Securities Act and the common stock in the hands of such transferee remains subject to the same restrictions on transfer as they were when held by the transferor; or

     h. other transfers upon the prior written consent of the Corporation, in its sole discretion.

     Any attempt to transfer any interest in any shares in violation of these provisions shall be ineffective and the Corporation shall refuse to register such shares in the name of the transferee. The Corporation may request an opinion of counsel to the transferor, in form and substance reasonably satisfactory to the Corporation, that the transfer is permitted by these provisions.

     Section 2.  Legend.  So long as the aforementioned restrictions are in
                 ------
effect, each certificate representing shares of common stock of the Corporation shall contain the following legend referring to these bylaw transfer restrictions:

     THE TRANSFER AND RIGHTS OF SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS AND CONDITIONS AS SET FORTH IN THE BYLAWS OF THE CORPORATION, DATED AS OF MAY 8, 2000. A COPY OF THE BYLAWS WILL BE FURNISHED WITHOUT CHARGE TO THE RECORD HOLDER HEREOF UPON WRITTEN REQUEST BY SUCH HOLDER TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

                                 ARTICLE VIII

                              GENERAL PROVISIONS
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     Section 1.  Dividends.  Dividends upon the outstanding shares of the
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Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting. Dividends may be declared and paid in cash, in property, or in shares of the Corporation, subject to the provisions of the General Corporation Law of the State of Delaware, as it may be amended from time to time, and the Certificate of Incorporation. The Board of Directors may fix in advance a record date for the purpose of determining stockholders entitled to receive payment of any dividend, such record date will not precede the date upon which the resolution fixing the record date is adopted, and such record date will not be more than sixty days prior to the payment date of such dividend. In the absence of any action by the Board of Directors, the close of business on the date upon which the Board of Directors adopts the resolution declaring such dividend will be the record date.

     Section 2.  Reserves.  There may be created by resolution of the Board of
     ---------   --------
Directors out of the surplus of the Corporation such reserve or reserves as the Directors from time to time, in their discretion, deem proper to provide for contingencies, or to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Directors may deem beneficial to the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created. Surplus of the Corporation to the extent so reserved will not be available for the payment of dividends or other distributions by the Corporation.

     Section 3.  Telephone and Similar Meetings.  Stockholders, directors and
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committee members may participate in and hold meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Participation in such a meeting will constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

     Section 4.  Books and Records.  The Corporation will keep correct and
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complete books and records of account and minutes of the proceedings of its stockholders and Board of Directors, and will keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

     Section 5.  Fiscal Year.  The fiscal year of the Corporation will be fixed
     ---------   -----------
by resolution of the Board of Directors.

     Section 6.  Seal.  The Corporation may have a seal, and the seal may be
     ---------   ----
used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. Any officer of the Corporation will have authority to affix the seal to any document requiring it.

     Section 7.  Advances of Expenses.  Except as restricted by the General
     ---------   --------------------
Corporation Law of the State of Delaware, as it may be amended from time to time, the Corporation will advance to its directors and officers, and may by resolution of its Board of Directors advance to other persons, expenses incurred by them for which indemnification is required as described in Article VIII,
Section 8 "Indemnification" of these Bylaws or the Certificate of Incorporation of the Corporation; provided that the officer, director or other person undertakes in writing to repay all amounts advanced if it shall ultimately be determined that such person is not entitled to be indemnified under these Bylaws or the Certificate of Incorporation of the Corporation.

     Section 8.  Indemnification.  The Corporation shall indemnify each director
     ---------   ---------------
and officer of the Corporation to the fullest extent permitted by the General Corporation Law of the State of Delaware, as it may be amended from time to time, and may, if and to the extent authorized by the Board of Directors, so indemnify any other person whom it has the power to indemnify against any liability, reasonable expense or other matter whatsoever. Notwithstanding the foregoing, the Corporation shall submit the issue of indemnification with regard to liabilities arising under the Securities Act of 1933 to a court of appropriate jurisdiction to determine whether such indemnification by the Corporation is against public policy as expressed in the Securities Act of 1933, unless in the opinion of the Corporation's counsel the matter has been settled by controlling precedent, and the Corporation shall be governed by the final adjudication of such issue.

     Section 9.  Insurance.  The Corporation may at the discretion of the Board
     ---------   ---------
of Directors purchase and maintain insurance on behalf of the Corporation and any person whom it has the power to indemnify pursuant to law, the Certificate of Incorporation, these Bylaws or otherwise.

     Section 10. Resignation.  Any director, officer or agent may resign by
     ----------  -----------
giving written notice to the President or the Secretary. Such resignation will take effect at the time specified therein or immediately if no time is specified therein. Unless otherwise specified therein, the acceptance of such resignation will not be necessary to make it effective.

     Section 11. Amendment of Bylaws.  These Bylaws may be altered, amended, or
     ----------  -------------------
repealed at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of a majority of the Directors present at such meeting.

     Section 12. Invalid Provisions.  If any part of these Bylaws is held
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invalid or inoperative for any reason, the remaining parts, so far as possible and reasonable, will be valid and operative.

     Section 13. Relation to the Certificate of Incorporation.  These Bylaws are
     ----------  --------------------------------------------
subject to, and governed by, the Certificate of Incorporation of the Corporation.